FORM 13F INFORMATION TABLE
                           SATELLITE ASSET MANAGEMENT
                         FOR QUARTER ENDED JUNE 30, 2002

Name of Issuer    Title of Class   CUSIP      Value (x   Shrs or prn   SH/   Put/Call  Investment    Other      Voting Authority
--------------    --------------   -----      ---------  ------------  ---   --------  -----------   -----      ----------------
                                              $1000)         amt       PRN             Discretion   Managers
                                              ------         ---       ---             ----------   --------
                                                                                                               Sole    Shared  None
                                                                                                               ----    ------  -----
AT & T CDA INC    DEPS RCPT        00207Q202  103,217    3,529,681     PRN              SOLE                   3,529,681
                  CL B
  REPORT
  SUMMARY:  1 DATA RECORDS                    103,217            0 OTHER MANAGERS ON WHOSE BEHALF REPORT IS FILED
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